Exhibit 99.3

Pollard-Kelley Auditing Services, Inc
Auditing Services	3250 West Market St, Suite 307, Fairlawn, OH 44333 330-864-2265

Report of Independent Registered Public Accounting Firm

Board of Directors

American Eagle Manufacturing Co., and Subsidiaries

(A Development Stage Company)

We have audited the accompanying balance sheets of American Eagle Manufacturing Co., and Subsidiaries (A Development Stage Company) as of June 30, 2004 and 2003, and the related statements of income, changes in stockholders’ equity, and cash flows for each of the two years in the period ended June 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company’s continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at June 30, 2004 and 2003, and the results of its operations and it cash flows for each of the two years in the period ended June 30, 2004, in conformity with U.S. generally accepted accounting standards.

Pollard-Kelley Auditing Services, Inc.

Fairlawn, Ohio

October 8, 2004

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

June 30, 2004 and 2003

ASSETS
	2004	2003
CURRENT ASSETS
Cash	$—	$82,582
Accounts receivable - Trade	88,954	—
Accounts receivable - Other	—	10,000
Accounts receivable - shareholder	300,203	70,230
Inventory	673,166	563,673
Prepaid interest	—	84,750
Prepaid expenses	75,643	35,463

TOTAL CURRENT ASSETS	1,137,966	846,698

FIXED ASSETS
Furniture & fixtures	171,507	170,307
Equipment	441,205	96,123
Vehicles	53,580	76,080
Leasehold improvements	111,165	111,165

	777,457	453,675
Less: Accumulated depreciation	(114,513)	(63,519)

	662,944	390,156

OTHER ASSETS
Deposits	38,890	63,890
Trademarks & patents	25,354	25,354

	64,244	89,244

	$1,865,154	$1,326,098

See accompanying notes and accountant’s report.

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2004	2003
CURRENT LIABILITIES
Notes payable	$760,000	$765,000
Bank overdrafts	6,927	—
Accounts payable	322,623	37,100
Accrued interest	40,250	20,583
Accrued warranty	15,000	—
Accrued wages	17,615	5,783
Accrued and withheld taxes	4,356	2,530

TOTAL CURRENT LIABILITIES	1,166,771	830,996

STOCKHOLDERS’ EQUITY
Common stock	2,707	22,545
Additional contributed capital	3,283,069	1,690,568
Retained deficit	(2,587,393)	(1,218,011)

	698,383	495,102

	$1,865,154	$1,326,098

See accompanying notes and accountant’s report.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED STATEMENT OF INCOME

For the Years ended June 30, 2004 and 2003, and for the Period from October 15, 2001

    (Date of Inception) Through June 30, 2004 (Since Inception)

	2004	2003	SINCE INCEPTION
REVENUES	$310,375	$—	$310,375

EXPENSES
Manufacturing	579,162	438,710	1,040,473
Sales and marketing	105,818	257,931	382,472
General and administrative	869,076	405,916	1,349,224

	1,554,056	1,102,557	2,772,169

OPERATING LOSS	(1,243,681)	(1,102,557)	(2,461,794)

OTHER INCOME
Miscellaneous	4,397	756	5,299

TAX PROVISIONS	—	—	(800)

NET LOSS	$(1,239,284)	$(1,101,801)	$(2,457,295)

LOSS PER SHARE	$(0.49)

Average Share Outstanding	2,545,880

See accompanying notes and accountant’s report.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED STATEMENT CHANGES OF STOCKHOLDERS’ EQUITY

For the Period from October 15, 2001 (Date of Inception) Through June 30, 2004 (Since Inception)

	PREFERRED STOCK		COMMON STOCK		ADDITIONAL PAID IN CAPITAL	RETAINED DEFICIT	TOTAL
	SHARES	AMOUNT	SHARES	AMOUNT
Balance at Inception	—	$—	—	$—	$—	$—	$—

Shares for assets contributed	—	—	20,000,000	20,000	90,000	—	110,000
Stock sales	—	—	1,294,342	1,294	645,877	—	647,171
Net Loss	—	—	—	—	—	(116,210)	(116,210)

Balance at June 30, 2002	—	—	21,294,342	21,294	735,877	(116,210)	640,961

Shares for services	—	—	85,424	85	42,627	—	42,712
Stock sales	—	—	1,165,711	1,166	912,064	—	913,230
Net Loss	—	—	—	—	—	(1,101,801)	(1,101,801)

Balance at June 30, 2003	—	—	22,545,477	22,545	1,690,568	(1,218,011)	495,102

Restatement for September 3, 2004 1:10 reverse split	—	—	(20,290,929)	(20,290)	20,290	—	—
Acquisition of Fun Karts	—	—	211,982	212	429,710	—	429,922
Merger with public shell	—	—	98,300	98	—	(130,098)	(130,000)
Law suite settlement	—	—	10,000	10	99,990	—	100,000
Debt conversion	—	—	103,616	103	754,438	—	754,541
Stock for services	—	—	20,310	20	203,082	—	203,102
Stock sales	—	—	8,500	9	84,991	—	85,000
Net Loss	—	—	—	—	—	(1,239,284)	(1,239,284)

	—	$—	2,707,256	$2,707	$3,283,069	$(2,587,393)	$698,383

See accompanying notes and accountant’s report.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Years ended June 30, 2004 and 2003, and for the Period from October 15, 2001

    (Date of Inception) Through June 30, 2004 (Since Inception)

	2004	2003	SINCE INCEPTION
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,239,284)	$(1,101,801)	$(2,457,295)
Adjustments to reconcile net earnings to net cash provided (used) by operating activities:
Depreciation	53,243	45,811	116,762
Common stock for services	203,102	42,712	245,814
Changes in Current assets and liabilities:
(Increase) in A/R - Trade	(88,954)		(88,954)
Decrease (Increase) in A/R - Other	10,000	(10,000)	—
(Increase) in Inventories	(5,446)	(314,360)	(569,119)
Decrease (Increase) in Prepaid interest	84,750	(84,750)	—
(Increase) in Prepaid expenses	(40,180)	(24,472)	(75,643)
Increase in Accounts payable	285,523	27,964	322,623
Increase in Accrued interest	19,667	20,583	40,250
Increase in Accrued warranty	15,000		15,000
Increase in Accrued wages	11,832	5,783	17,615
Increase in Accrued taxes	1,862	2,530	4,392

NET CASH (USED) BY OPERATING ACTIVITIES	(688,885)	(1,390,000)	(2,428,555)
CASH FLOWS FROM INVESTING ACTIVITIES
Increase in Shareholder receivables	(229,973)	(67,650)	(300,203)
(Decrease) Increase in deposits	25,000	(25,000)	(38,890)
Increase in Trademarks	—	(3,099)	(25,354)
Purchase of Fixed assets	(30,651)	(193,125)	(374,326)

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(235,624)	(288,874)	(738,773)
CASH FLOWS FROM FINANCING ACTIVITIES
Sale of Common stock	85,000	913,230	1,645,401
Increase in Notes payable	750,000	765,000	1,515,000

NET CASH USED BY FINANCING ACTIVITIES	835,000	1,678,230	3,160,401

NET INCREASE (DECREASE) IN CASH	(89,509)	(644)	(6,927)
CASH AT BEGINNING OF PERIOD	82,582	83,226	—

CASH AT END OF PERIOD	$(6,927)	$82,582	$(6,927)

See accompanying notes and accountant’s report.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company and History

American Eagle Manufacturing Co. and Subsidiaries (the Company) are a development stage company as defined under Statements of Financial Accounting Standards Number 7. The Company was incorporated in the state of Nevada on October 15, 2001. On May 22, 2002 the Company formed American Eagle Motorcycle Corporation a California corporation as a wholly owned subsidiary. On June 19, 2003 the Company formed American Eagle Manufacturing, GMBH a German Corporation as a wholly owned subsidiary.

On September 30, 2003 the Company acquired all the assets of Fun Karts for 212,194 shares of the Company’s common stock. The balance sheet at acquisition was as follows:

Inventory	$114,044
Equipment	315,878

Total	$429,922

On November 25, 2003 the Company was acquired by American Eagle Manufacturing Co., a Nevada corporation and formerly Harbor Front Holdings, Inc., a public, reporting corporation. Harbor Front Holdings, Inc. was a shell at the time of the acquisition and therefore the acquisition was treated as a reverse merger whereby the acquired company is treated as the acquiring company for accounting purposes.

On March 9, 2004 the Company settled a law suite of Harbor Front Holdings, Inc. for $30,000 cash and 10,000 shares of the Company’s common stock.

The year ended June 30, 2004 the Company converted $904,541 of convertible debt and interest into 103,616 shares of the Company’s common stock. In addition the Company exchanged $203,082 of services for 20,310 shares of the Company’s common stock. Finally during the same fiscal year the Company sold 8,500 shares of its common stock for $85,000.

On September 3, 2004 the Company reversed its outstanding common shares ten to one. The share counts for all transactions and disclosures during the year ended June 30, 2004 have been adjusted to reflect this reverse split.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The consolidated financial statements include the accounts of American Eagle Manufacturing, American Eagle Corporation, and American Eagle Manufacturing, GMBH. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all short-term debt securities to be cash equivalents.

Cash paid during the years for:

	2004	2003
Interest	$9,999	$-0-
Income taxes	$-0-	$-0-

Inventories

Inventory costing uses the FIFO (first in, first out) method. Inventory breakdown is as follows:

	2004	2003
Raw Materials	$235,476	$137,350
Work in Process	71,697	127,835
Finished Goods	365,993	298,260

Total	$673,166	$563,673

Property and Equipment

Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment is provided for on a straight line basis over their estimated useful lives as follows:

Furniture & fixtures	5-7 years
Equipment	7 years
Vehicles	5 years
Leasehold improvements	39 years

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Other Assets

The Company’s other assets are made up of Deposits with the landlord for rent. Trademarks & Patents represent the Company’s outside costs of establishing their product’s trademarks and some initial third party costs for patent applications. This cost will be amortized over the estimated useful life of the trademark or patent once the Company starts to sell product. The Company has not yet established as estimated useful life for their trademarks or patents at this time.

Income Taxes

The Company accounts for income taxes under principals, which requires the Company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of the assets and liabilities using enacted tax rates. The Company has no significant differences between book and tax accounting. At June 30, 2004 the Company had an estimated tax loss carryforward of approximately $2,200,000.

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 – NOTES PAYABLE

On January 6, 2004 the Company entered into a $490,000 Convertible Promissory Note with an individual. The loan is due upon demand. The interest rate is 10%. The note is unsecured. The note is convertible at the holder’s option after July 6, 2004 and before July 6, 2005 at a rate of 80% of the average selling price per share over the previous 30 days. The note has not been converted. The balance outstanding under this agreement at June 30, 2004 was $490,000.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 2 – NOTES PAYABLE - CONTINUED

On May 14, 2004 the Company entered into a $65,000 Demand Promissory Note with a corporation. The note is due on demand, has a 7% interest rate and is secured by all property, accounts receivable, inventories and general intangibles of the Company. The Company has borrowed an additional $55,000 from this corporation over an above the note agreement. The balance outstanding at June 30, 2004 was $120,000.

During 2003 the Company entered into a series of notes with individuals. The notes were due in either six or twelve months, had a 30% prepaid interest and fees factor, bore interest at 7% to 15% and could be converted into shares of the Company’s common stock at the holder’s option. Shares of the Company’s common stock also secure the notes. A summary of these note and their provisions is as follows:

Date	Amount	Balance due	Due date	Interest rate	Conversion rate
12/11/02	$150,000	$150,000	12/11/03	7%	$.50 per share and warrants at $2.00 for equal number of shares.
02/05/03	$50,000	50,000	08/05/03	10%	80% of average price
02/28/03	$50,000	50,000	08/31/03	10%	80% of average price
03/31/03	$140,000	140,000	09/30/03	10%	80% of average price
05/31/03	$50,000	50,000	11/30/03	10%	80% of average price
05/31/03	$50,000	50,000	11/30/03	10%	80% of average price
05/31/03	$150,000	150,000	11/30/03	15%	80% of average price
05/01/03	$125,000	125,000	04/30/04	15%	$2.00 per share

	Total	$765,000

These notes, with the exception of the note dated December 11, 2002 were converted to the Company’s common stock during the year ended June 30, 2004.

NOTE 3 – EQUITY

Common Stock

The Company had 200,000,000 common shares authorized and 2,707,256 and 212,545,477 shares issued and outstanding at June 30, 2004 and 2003 respectively. The shares outstanding at June 30, 2004 have been adjusted for the September 3, 2004 ten to one reverse split. Par value per share at the end of each year was $0.001.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 3 – EQUITY – CONTINUED

During the year ended June 30, 2004, 35,000 shares of common stock were issued with a guaranteed stock value in one year of $2.00 per share. The agreement calls for an additional issue of common shares by the Company in the amount necessary to cover the difference in value below $2.00 per share value.

Preferred Stock

The Company had 25,000,000 and 10.000,000 shares authorized. There were no shares outstanding at either June 30, 2004 or June 30, 2003. The terms of the preferred stock are to be set by the board of directors when issued.

Warrants

The Company has issued warrants to purchase shares of stock for $2.00 per share. The warrants were issued in December 2002, and continue up to the present. The warrant holder has 24 months form the date of issue to exercise the warrant. At June 30, 2004 the Company had issued 2,327,704 warrants.

In addition during the year ended June 30, 2004 the Company issued 75,000 warrants to purchase shares of stock for $1.00 per share. 10,000 of these warrants were exercised before June 30, 2004. The warrants expire in 12 months. At June 30, 2004 there were 65,000 of these warrants outstanding.

NOTE 4 – RELATED PARTIES

The Company has from time to time made advances to its principal stockholder and Chief executive officer. The advances are unsecured, and bear no interest. Detail of the amounts outstanding at June 30, 2004 is as follows:

Balance due from June 30, 2003	$70,230
Loans made during the year	25,000
Net book value of vehicle converted	20,206
Funds for which the Company is awaiting an accounting	184,767

Total	$300,203

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 5 – COMMITMENTS

On February 27, 2002 the Company entered into a five-year lease for its present manufacturing and administrative facilities. The lease began August 1, 2002. Lease payments are on a sliding scale as follows:

Period	Monthly Rent
Months 1-8	$11,580
Months 9-12	$18,515
Months 12-24	$19,260
Months 25-36	$20,030
Months 37-48	$20,830
Months 49-60	$21,670

The lease provides for an additional 60-month extension with proper notice. Rent under the extension is at then current fair market value. The amount below for fiscal 2008 is under this extension period and is estimated.

Future minimum payments due under this lease agreement are as follows:

Fiscal
2005	$239,530
2006	$249,430
2007	$259,420
2008	$269,000 estimated

The Company was four months behind in its payments to the landlord at June 30, 2004.

NOTE 6 – GOING CONCERN

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company’s continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

AMERICAN EAGLE MANUFACTURING CO., AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

NOTE 7 – LEGAL PROCEEDINGS

On June 20, 2003 a bank filed suit against the Company and a shareholder for $689,335 and to recover equipment that secured a loan to a third party. A portion of the equipment has been received by the Company and is being stored awaiting instructions to return it to the Bank. Management feels it has no liability in this case.

On November 6, 2003 a shareholder and a third party filed suit against the Company to recover assets and damages for breach of contract that was rescinded by the Company. The suit seeks $15,750,000 in damages. The Company rescinded the contract because the sellers did not have clear title to the assets they were selling to the Company. Management feels it has little or no liability in this matter. Management also feels that if it should be found liable in this case, it would be required to issue additional shares of it stock to satisfy the liability.

NOTE 8 – SUBSEQUENT EVENTS

On August 8, 2004 the majority shareholder and CEO of the Company entered into a Capital Stock Purchase agreement selling their holdings (approximately 73% of the outstanding common stock) to a corporation.

On July 20, 2004 the Company adopted a Non-Qualified Stock Option Plan and registered 5,500,000 shares for the plan’s use. The plan is administrated by the Board of Directors who has the sole discretion to grant options, authorize purchases, and grant awards.

On September 3, 2004 the Company reversed its outstanding common shares ten to one. The share counts for all transactions and disclosures during the year ended June 30, 2004 have been adjusted to reflect this reverse split.